Exhibit 32
                           Certifications Pursuant To

                             18 U.S.C. Section 1350
                             As Adopted Pursuant To
                  Section 906 OF THE Sarbanes-Oxley Act of 2002

In connection with this annual report on Form 10-K of Netsmart Technologies, Inc., for the period ended December 31, 2003, I James L. Conway, Chief Executive Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K for the period ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  March 19, 2004

By:  /s/ James L. Conway
------------------------
James L. Conway

Chief Executive Officer



In connection with this annual report on Form 10-K of Netsmart Technologies, Inc. for the period ended December 31, 2003, I, Anthony F. Grisanti, Chief Financial Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K for the period ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  March 19, 2004

By:  /s/Anthony F. Grisanti
----------------------------
Anthony F. Grisanti

Chief Financial Officer

These certifications are being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Netsmart Technologies, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.